FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):

                             March 27, 1995




                              AMBANC CORP.
         (Exact name of registrant as specified in its charter)


       Indiana                   0-10710              35-1525227
   (State or other      (Commission File Number)     (IRS Employer
   jurisdiction of                                  Identification
   incorporation)                                       Number)


                302 Main Street, Vincennes, Indiana 47591
                (Address of Principal Executive Offices)


                             (812) 885-6418
          (Registrant's telephone number, including area code)


                                   N/A
     (Former Name and Former Address, if changed since last report)




                          Exhibit Index:  Page 5

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Effective with the conclusion of the 1994 audit on March 27, 1995, the Board of Directors of the Registrant, as recommended by the audit committee, dismissed Crowe Chizek & Company ("Crowe Chizek") as auditors for the Registrant.

       The reports of Crowe Chizek on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the audits the Registrant's financial statement for the 1993 and 1994 fiscal years, there were no disagreements with Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report.

       Deloitte & Touche LLP has been named to succeed Crowe Chizek as the Registrant's auditors for the year ending
       December 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits.

       The following exhibit is filed as part of this report on Form 8-K:

             16.    Response of Crowe Chizek & Company to Filing

                              AMBANC CORP.

                               SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              AMBANC CORP.



Date:  March 30, 1995            By   /s/ Robert G. Watson
                                          Robert G. Watson, Chairman
                                          of the Board, President,
                                          and Chief Executive Officer

                              EXHIBIT INDEX


Exhibit No.  Description                                   Page No.

    16       Response of Crowe Chizek & Company to Filing

               [CROWE CHIZEK Letterhead]


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have reviewed and agree with the comments in Item 4 of Form 8-K of AMBANC Corp., dated March 27, 1995.

                              Crowe, Chizek and Company

Indianapolis, Indiana
March 28, 1995